                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                           (Date of earliest event reported)

              GS Mortgage Securities Corporation (as Depositor under the
               Pooling and Servicing Agreement, dated as February 1, 2005, providing for the issuance of GSAmp Trust 2005-NC1 Mortgage
                      Pass-Through Certificates Series 2005-NC1)
                 (Exact name of registrant as specified in charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-120274-09                          13-3387389
          (Commission File Number)        (I.R.S. Employer Identification No.)

               85 Broad Street
               New York, New York                        10004
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 902-1000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     .

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of GS Mortgage Securities
                                  Corporation, Registrant

          Date:  Jul 25, 2005               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of .

	External Parties	Table of Contents

			Page

		Total Number of Pages	14

	Dates	Contacts

	Distribution Date:

Page 1 of 14

Certificate Payment Report

Page 2 of 14

Collection Account Report

Page 3 of 14

Credit Enhancement Report

Page 4 of 14

Collateral Report

Page 5 of 14

Delinquency Report

Page 6 of 14

REO Report

Page 7 of 14

Foreclosure Report

Page 8 of 14

Prepayment Report

Page 9 of 14

Prepayment Detail Report

Page 10 of 14

Realized Loss Report

Page 11 of 14

Realized Loss Detail Report

Page 12 of 14

Triggers and Adj. Cert. Report

Page 13 of 14

Other Related Information

Page 14 of 14